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EX-99.4


                   CONSENT OF HENDERSON CHAMPION EDWARDS, LLP


                          INDEPENDENT AUDITOR'S CONSENT


         We consent to the use in this Form 8-K of Goldonline International, Inc. of the Financial Statements and Independent Auditor's Report for fiscal years ending December 31, 1999 and December 31, 1998 of HMS Jewelry Company, Ltd.

HENDERSON CHAMPION EDWARDS, LLP


By:      H. Glenn Henderson
Title:   Partner
Date:    November 9, 2000